Exhibit 99.2

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
September 30, 2011

Company Information

Ramco-Gershenson Properties Trust (NYSE: RPT) is a fully integrated, self-administered publicly-traded real estate investment trust (REIT) based in Farmington Hills, Michigan. Our primary business is the ownership and management of shopping centers in targeted markets in the Eastern and Midwestern regions of the United States.

At September 30, 2011, the Company owned and managed a portfolio of 84 shopping centers and one office building with approximately 15.3 million square feet of gross leasable area owned by the Company and its joint ventures. The shopping centers are located in Michigan, Florida, Ohio, Georgia, Wisconsin, Indiana, New Jersey, Maryland, South Carolina, Virginia, Tennessee, Illinois and Missouri.

Geographic Diversification by Annualized Base Rent:[1]

All Others 17%
Michigan 40%
Georgia 6%
Ohio 8%
Florida 29%

[1] Total portfolio including joint ventures.

Analyst Coverage:

Deutsche Bank
Vincent Chao, CFA
212.250.6799
vincent.chao@db.com

Jefferies & Company, Inc.
Omotayo Okusanya
212.336.7076
tokusanya@jefferies.com

Stifel Nicolaus
Nathan Isbee
443.224.1346
nisbee@stifel.com

Keefe, Bruyette & Woods
Benjamin Yang, CFA
415.591.1631
byang@kbw.com

J.P. Morgan
Michael W. Mueller, CFA
212.622.6689
michael.w.mueller@jpmorgan.com

RBC Capital Markets
Richard C. Moore, CFA
440.715.2646
rich.moore@rbccm.com

KeyBanc Capital Markets
Todd M. Thomas, CFA
917.368.2286
tthomas@keybanc.com

Investor Relations:

Dawn L. Hendershot, Director of IR and Corporate Communications
31500 Northwestern Highway : Farmington Hills, MI 48334
Phone **(248) 592-6202** : E-mail **dhendershot@rgpt.com** : Website **www.rgpt.com**

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
September 30, 2011

Disclosures

Forward-Looking Statements

Certain information contained in this Quarterly Financial and Operating Supplemental Information Package may contain forward-looking statements that represent the company and management's hopes, intentions, beliefs, expectations or projections of the future.  Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements are based on reasonable assumptions.  It is important to note that certain factors could occur that might cause actual results to vary from current expectations and include, but are not limited to, (i) the ongoing U.S. recession; (ii) the existing global credit and financial crisis; (iii) other changes in general economic and real estate conditions; (iv) changes in the interest rate and/or other changes in interest rate environment; (v) the availability of financing; (vi) adverse changes in the retail industry; and (vii) our ability to qualify as a REIT.  Additional information concerning factors that could cause actual results to differ from those forward-looking statements is contained in the company's SEC filings, including but not limited to the company's report on Form 10-K for the year ended December 31, 2010. Copies of each filing may be obtained from the company or the Securities & Exchange Commission.

Funds From Operations

Management considers funds from operations ("FFO") an appropriate supplemental measure of the financial performance of an equity REIT.  Under the NAREIT definition, FFO represents net income attributable to common shareholders, excluding extraordinary items, as defined under accounting principles generally accepted in the United States of America ("GAAP"), gains (losses) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures.  FFO should not be considered an alternative to GAAP net income attributable to common shareholders as an indication of our performance.  We consider FFO as a useful measure for reviewing our comparative operating and financial performance.  However, our computation of FFO may differ from the methodology for calculating FFO utilized by other real estate companies, and therefore, may not be comparable to these companies.

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets
As of September 30, 2011
(in thousands)

	September 30,	December 31,
	2011	2010
ASSETS
Income producing properties, at cost:
Land	$125,789	$114,814
Buildings and improvements	864,706	863,225
Less accumulated depreciation and amortization	(222,740)	(213,915)
Income producing properties, net	767,755	764,124
Construction in progress and land held for development or sale (including $0 and $25,812 of consolidated variable interest entities, respectively)	97,278	96,056
Net real estate	$865,033	$860,180
Equity investments in unconsolidated joint ventures	111,940	105,189
Cash and cash equivalents	21,802	10,175
Restricted cash	6,635	5,726
Accounts & notes receivable, net	12,945	13,534
Other assets, net	56,731	58,025
TOTAL ASSETS	$1,075,086	$1,052,829

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable:
Mortgages payable (including $0 and $4,605 of consolidated variable interest entities, respectively)	$336,245	$363,819
Unsecured/secured revolving credit facility	-	119,750
Unsecured/secured term loan facilities, including secured bridge loan	135,000	60,000
Junior subordinated notes	28,125	28,125
Total mortgages and notes payable	$499,370	$571,694
Capital lease obligation	6,417	6,641
Accounts payable and accrued expenses	28,193	24,986
Other liabilities & distributions payable	11,120	10,142
TOTAL LIABILITIES	$545,100	$613,463

Ramco-Gershenson Properties Trust shareholders' equity:
Preferred shares, $0.01 par, 2,000 shares authorized: 7.25% Series D Cumulative Convertible Perpetual Preferred Shares, (stated at liquidation preference $50 per share), 2,000 and 0 issued and outstanding as of September 30, 2011 and December 31, 2010, respectively	$100,000	$-
Common shares of beneficial interest, $0.01 par, 60,000 shares authorized, 38,732 and 37,947 shares issued and outstanding as of September 30, 2011 and December 31, 2010, respectively	387	379
Additional paid-in capital	569,759	563,370
Accumulated distributions in excess of net income	(173,602)	(161,476)
Accumulated other comprehensive loss	(1,895)	-
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	494,649	402,273
Noncontrolling interest	35,337	37,093
TOTAL SHAREHOLDERS' EQUITY	529,986	439,366
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,075,086	$1,052,829

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets Detail
As of September 30, 2011
(in thousands)

	September 30,	December 31,
	2011	2010
Investment in real estate

Construction in progress	$3,662	$2,721
Land held for development or sale	93,616	93,335
Construction in progress and land held for development or sale	$97,278	$96,056

Other assets, net
Deferred leasing costs, net	$14,202	$14,575
Deferred financing costs, net	5,928	6,703
Lease intangible assets, net	10,671	7,969
Straight-line rent receivable, net	17,349	17,864
Prepaid and other deferred expenses, net	5,778	8,242
Other, net	2,803	2,672
Other assets, net	$56,731	$58,025

Ramco-Gershenson Properties Trust
Consolidated Market Data
As of September 30, 2011

	September 30,	September 30,
	2011	2010
Market price per common share	$8.20	$10.71

Common shares outstanding	38,732,419	37,946,541
Dilutive securities	161,616	-
Operating Partnership Units	2,783,908	2,902,162
Total common shares and equivalents	41,677,943	40,848,703

Equity market capitalization	$341,759,133	$437,489,609

Fixed rate debt (excluding unamortized premium)	$499,314,922	$476,083,071
Variable rate debt	-	62,094,012
Total fixed and variable rate debt	$499,314,922	$538,177,083
Capital lease obligation	6,417,353	6,713,106
Cash and cash equivalents	(21,802,018)	(5,525,000)
Net debt	$483,930,257	$539,365,189

Equity market capitalization	$341,759,133	$437,489,609
Convertible perpetual preferred shares	76,100,000 (1)	-
Total market capitalization	$901,789,390	$976,854,798

Net debt to total market capitalization	53.7%	55.2%

(1)	Convertible preferred shares based on a market price of $38.05 per share at September 30, 2011 as compared to liquidation value of $50.00 per share.

Ramco-Gershenson Properties Trust
Summary of Debt Expiration - Consolidated Properties
As of September 30, 2011

							Cumulative
		Scheduled			Total	Percentage	Percentage
		Amortization	Scheduled		Scheduled	of Debt	of Debt
Year		Payments	Maturities		Maturities	Maturing	Maturing
2011		$ 1,256,161	$ 9,106,905	(1)	$ 10,363,066	2.1%	2.1%
2012		5,029,670	10,602,053		15,631,723	3.1%	5.2%
2013		4,770,863	21,072,198		25,843,061	5.2%	10.4%
2014		3,993,890	29,676,361		33,670,251	6.7%	17.1%
2015		3,777,054	73,189,467		76,966,521	15.4%	32.5%
2016		1,918,987	75,000,000	(2)	76,918,987	15.4%	47.9%
2017		1,861,892	110,000,000		111,861,892	22.4%	70.3%
2018		1,445,815	82,046,854	(3)	83,492,669	16.7%	87.0%
2019		1,265,942	3,148,141		4,414,083	0.9%	87.9%
2020		549,024	24,717,029		25,266,053	5.1%	93.0%
2021	+	-	34,886,616		34,886,616	7.0%	100.0%
Subtotal Mortgage Debt		$ 25,869,298	$ 473,445,624		$ 499,314,922
Unamortized premium			55,126		55,126
Total mortgage debt (including unamortized premium)		$ 25,869,298	$ 473,500,750		$ 499,370,048

(1)	On October 19, 2011, the Company conveyed title to and our interest in Madison Center to the lender in exchange for release from the debt obligation of $9,106,905.
(2)	Scheduled maturities in 2016 include $75 million of Unsecured Term Loan assuming Company exercises a one-year extension option in April 2015.
(3)	Scheduled maturities in 2018 include $60 million of Unsecured Term Loan due Sept 2018.

Ramco-Gershenson Properties Trust
Summary of Outstanding Debt - Consolidated Properties
As of September 30, 2011

			Balance	Stated			% of
			at	Interest	Loan	Maturity	Total
Property Name	Location	Lender or Servicer	09/30/11	Rate	Type	Date	Indebtedness

Mortgage Debt
Madison Center (1)	Madison Heights, MI	LaSalle Bank N.A.	$ 9,106,905	12.5080%	Fixed	May-11	1.8%
The Crossroads	Royal Palm Beach, FL	L.J. Melody & Co./Salomon	10,791,774	6.5000%	Fixed	Aug-12	2.2%
East Town Plaza	Madison, WI	Citigroup Global Markets	10,550,788	5.4500%	Fixed	Jul-13	2.1%
Centre at Woodstock	Woodstock, GA	Wachovia	3,642,771	6.9100%	Fixed	Jul-13	0.7%
Kentwood Towne Centre	Kentwood, MI	Nationwide Life	8,656,492	5.7400%	Fixed	Jul-13	1.7%
The Auburn Mile	Auburn Hills, MI	Citigroup Global Markets	7,002,384	5.3800%	Fixed	May-14	1.4%
Crossroads Centre	Rossford, OH	Citigroup Global Markets	24,390,733	5.3800%	Fixed	May-14	4.9%
Ramco Aquia Office LLC	Stafford, VA	JPMorgan Chase Bank, N.A.	14,480,993	5.7980%	Fixed	Jun-15	2.9%
Jackson West	Jackson, MI	Key Bank	16,987,158	5.2000%	Fixed	Nov-15	3.4%
West Oaks I	Novi, MI	Key Bank	26,993,563	5.2000%	Fixed	Nov-15	5.4%
New Towne Plaza	Canton Twp., MI	Deutsche Bank	19,597,132	5.0910%	Fixed	Dec-15	3.9%
Hoover Eleven	Warren, MI	Canada Life/GMAC	4,197,238	7.6250%	Fixed	Feb-16	0.8%
River City Marketplace	Jacksonville, FL	JPMorgan Chase Bank, N.A.	110,000,000	5.4355%	Fixed	Apr-17	22.0%
Jackson Crossing	Jackson, MI	Wells Fargo Bank, N.A.	24,532,201	5.7600%	Fixed	Apr-18	4.9%
Hoover Eleven	Warren, MI	Canada Life/GMAC	1,746,798	7.2000%	Fixed	May-18	0.3%
Crossroads Centre Home Depot	Rossford, OH	Farm Bureau	3,847,433	7.3800%	Fixed	Dec-19	0.8%
West Oaks II and Spring Meadows Place	Novi, MI / Holland, OH	JPMorgan Chase Bank, N.A.	30,603,863	6.4950%	Fixed	Apr-20	6.4%
Coral Creek (2)	Coconut Creek, FL	Key Bank	9,061,696	6.7800%	Fixed	Jul-32	1.8%
Subtotal Mortgage Debt			$ 336,189,922	5.8602%			67.4%
Unamortized premium			55,126	0.0000%			0.0%
Total mortgage debt (including unamortized premium)			$ 336,245,048	5.8602%			67.4%

Corporate Debt
Unsecured Term Loan(3)		Key Bank, as agent	$ 75,000,000	3.4675%	Fixed	Apr-16	15.0%
Unsecured Term Loan(4)		Key Bank, as agent	60,000,000	4.1982%	Fixed	Sep-18	12.0%
Unsecured Revolving Credit Facility		Key Bank, as agent	-	2.4800%	Variable	Apr-14	0.0%
Junior Subordinated Note (5)		The Bank of New York Trust Co.	28,125,000	7.8700%	Fixed	Jan-38	5.6%
Subtotal Corporate Debt			$ 163,125,000	4.4953%			32.6%

Total debt			$ 499,370,048	5.4143%			100.0%

Capital Lease Obligation (6)	Gaines Twp., MI	Crown Development Corp	$ 6,417,353	5.8000%	Ground Lease	Oct-14	N/A

(1) On October 19, 2011, the Company conveyed title to and our interest in Madison Center to the lender (see page 8).
(2) Fixed rate to July 2012 when loan can be prepaid or rate increases to greater of 8.78% or Treasuries + 2.0%.
(3) Effectively converted to fixed rate through swap agreement that expires at final maturity in April 2016. Assumes Company exercises a one-year extension option in April 2015.
(4) Effectively converted to fixed rate through swap agreements that expire at loan maturity in September 2018.
(5) Fixed rate until January 2013, and then at LIBOR plus 3.30%.
(6) 99 year Ground Lease expires Sept 2103. Purchase option date is Oct 2014.

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations
For the Three and Nine Months Ended September 30, 2011 and 2010
(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Increase			Increase
	2011	2010	(Decrease)	2011	2010	(Decrease)
REVENUE
Minimum rent	$21,382	$19,370	2,012	$62,736	$58,461	4,275
Percentage rent	105	137	(32)	227	330	(103)
Recovery income from tenants	7,587	6,630	957	22,617	21,369	1,248
Other property income	1,637	322	1,315	3,771	2,574	1,197
Management and other fee income	1,306	902	404	3,093	3,157	(64)
TOTAL REVENUE	32,017	27,361	4,656	92,444	85,891	6,553

EXPENSES
Real estate taxes	3,976	3,794	182	13,121	12,688	433
Recoverable operating expense	3,817	3,172	645	11,223	9,877	1,346
Other non-recoverable operating expense	1,003	743	260	2,476	2,582	(106)
Depreciation and amortization	8,817	7,319	1,498	27,207	22,165	5,042
General and administrative	5,346	4,512	834	15,268	13,462	1,806
TOTAL EXPENSES	22,959	19,540	3,419	69,295	60,774	8,521

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	9,058	7,821	1,237	23,149	25,117	(1,968)

OTHER INCOME AND EXPENSES
Other income (expense)	192	(388)	580	(219)	(1,021)	802
Gain on sale of real estate	45	1,633	(1,588)	2,441	2,132	309
Earnings (loss) from unconsolidated joint ventures	3,703	(1,362)	5,065	5,336	(662)	5,998
Interest expense	(6,740)	(7,657)	917	(21,838)	(23,405)	1,567
Amortization of deferred financing fees	(389)	(596)	207	(1,493)	(1,812)	319
Provision for impairment	-	(28,787)	28,787	-	(28,787)	28,787
Impairment charge on unconsolidated joint ventures	-	-	-	-	(2,653)	2,653
Loss on early extinguishment of debt	-	-	-	(1,968)	-	(1,968)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX	5,869	(29,336)	35,205	5,408	(31,091)	36,499
Income tax (provision) benefit	(95)	(40)	(55)	(985)	312	(1,297)
INCOME (LOSS) FROM CONTINUING OPERATIONS	5,774	(29,376)	35,150	4,423	(30,779)	35,202

DISCONTINUED OPERATIONS
Gain (loss) on sale of real estate	(33)	-	(33)	6,177	(2,050)	8,227
Income (loss) from discontinued operations	61	(66)	127	478	232	246
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	28	(66)	94	6,655	(1,818)	8,473

NET INCOME (LOSS)	5,802	(29,442)	35,244	11,078	(32,597)	43,675
Net (income) loss attributable to noncontrolling partner interest	(2)	660	(662)	5	1,916	(1,911)
Net (income) loss attributable to noncontrolling OP unit holder interest	(387)	2,041	(2,428)	(744)	2,215	(2,959)
NET INCOME (LOSS) ATTRIBUTABLE TO RPT	5,413	(26,741)	32,154	10,339	(28,466)	38,805
Preferred share dividends	(1,813)	-	(1,813)	(3,432)	-	(3,432)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$3,600	$(26,741)	$30,341	$6,907	$(28,466)	$35,373

EARNINGS (LOSS) PER COMMON SHARE, BASIC
Continuing operations	$0.09	$(0.70)	$0.79	$0.02	$(0.77)	$0.79
Discontinued operations	-	-	-	0.16	(0.06)	0.22
	$0.09	$(0.70)	$0.79	$0.18	$(0.83)	$1.01
EARNINGS (LOSS) PER COMMON SHARE, DILUTED
Continuing operations	$0.09	$(0.70)	$0.79	$0.02	$(0.77)	$0.79
Discontinued operations	-	-	-	0.16	(0.06)	0.22
	$0.09	$(0.70)	$0.79	$0.18	$(0.83)	$1.01
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	38,596	38,020	576	38,351	34,497	3,854
Diluted	38,739	38,020	719	38,513	34,497	4,016

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations Detail
For the Three and Nine Months Ended September 30, 2011 and 2010
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
				Increase			Increase
	2011		2010	(Decrease)	2011	2010	(Decrease)
Other property income
Lease termination income	$1,325		$1	$1,324	$2,501	$1,178	$1,323
Temporary income	133		140	(7)	434	347	87
TIF revenue	50		63	(13)	330	161	169
Other	129		118	11	506	888 (1)	(382)
Other property income	$1,637		$322	$1,315	$3,771	$2,574	$1,197

Management and other fee income
Management fees	$677		$729	$(52)	$2,065	$2,206	$(141)
Leasing fees	458		161	297	758	710	48
Acquisition / Disposition fees	66		-	66	66	-	66
Construction fees	105		12	93	204	241	(37)
Management and other fee income	$1,306		$902	$404	$3,093	$3,157	$(64)

Other income (expense)
Real estate taxes and insurance expense on development projects	$(345)		$(424)	$79	$(900)	$(1,078)	$178
Interest income	49		12	37	681	35	646
Other	488	(2)	24	464	-	22	(22)
Other income (expense)	$192		$(388)	$580	$(219)	$(1,021)	$802

(1) Includes $674k of lease rejection income from a bankruptcy claim in the nine months ended September 30, 2010.
(2) Includes easement income.

Ramco-Gershenson Properties Trust
Funds from Operations and Additional Disclosures
For the Three and Nine Months Ended September 30, 2011 and 2010
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Net income (loss) available to common shareholders	$3,600	$(26,741)	$6,907	$(28,466)
Adjustments:
Rental property depreciation and amortization expense	8,657	7,342	27,011	22,293
Pro-rata share of real estate depreciation from unconsolidated joint ventures	1,658	1,702	4,944	5,081
Add preferred share dividends (assumes if converted) (1)	1,813	-	-	-
Loss (gain) on sale of depreciable real estate	33	-	(6,177)	2,050
(Gain) on sale of joint venture property	(2,718)	-	(2,718)	-
Noncontrolling interest in Operating Partnership	387	(2,041)	744	(2,215)
FUNDS FROM OPERATIONS	$13,430	$(19,738)	$30,711	$(1,257)
Impairment charges	-	30,607	-	33,260
Loss on early extinguishment of debt	-	-	1,968	-
FUNDS FROM OPERATIONS, EXCLUDING ITEMS ABOVE	$13,430	$10,869	$32,679	$32,003

Weighted average common shares	38,596	38,020	38,351	34,497
Shares issuable upon conversion of Operating Partnership Units	2,784	2,902	2,837	2,902
Shares issuable upon conversion of preferred shares (1)	6,940	-	-	-
Dilutive effect of securities	143	-	162	-
WEIGHTED AVERAGE EQUIVALENT SHARES OUTSTANDING, DILUTED	48,463	40,922	41,350	37,399

FUNDS FROM OPERATIONS, PER DILUTED SHARE	$0.28	$(0.48)	$0.74	$(0.03)
Impairment charges	-	0.75	-	0.89
Loss on early extinguishment of debt	-	-	0.05	-
FUNDS FROM OPERATIONS, EXCLUDING ITEMS ABOVE, PER DILUTED SHARE	$0.28	$0.27	$0.79	$0.86

Dividend per common share	$0.1633	$0.1633	$0.4898	$0.4898
Payout ratio - FFO, excluding impairment charges and early extinguishment of debt	58.3%	60.5%	62.0%	57.0%

Additional Supplemental Disclosures:
Consolidated (excluding discontinued operations):
Straight-line rental income	$102	$319	$414	$1,293
Above/below market rent amortization	24	(2)	(9)	192
Fair market value of interest adjustment - acquired property	9	11	27	193
Stock-based compensation expense (2)	501	391	1,384	765
Pro-rata share from Unconsolidated Joint Ventures (excluding discontinued operations):
Straight-line rental income	83	78	106	218
Above/below market rent amortization	100	13	150	132
Fair market value of interest adjustment - acquired property	45	97	172	206

(1) Series D convertible preferred shares were dilutive for the three months ended September 30, 2011 and antidilutive for the nine months ended September 30, 2011.
(2) Includes expense reversal of $472k in the nine months ended September 30, 2010 for performance shares not issued.

Ramco-Gershenson Properties Trust
Earnings Before Interest, Taxes, Depreciation and Amortization
For the Three and Nine Months Ended September 30, 2011 and 2010
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
EBITDA Calculation

Income (loss) from continuing operations	$5,774	$(29,376)	$4,423	$(30,779)
Add back:
Provision for impairments	-	30,607	-	33,260
Loss on early extinguishment of debt	-	-	1,968	-
Income (loss) from discontinued operations	61	(66)	478	232
Income tax provision (benefit)	95	40	985	(312)
Interest expense (including discontinued operations)	6,740	7,976	21,987	24,364
Amortization of deferred financing fees (including discontinued operations)	389	610	1,498	1,843
Depreciation and amortization (including discontinued operations)	8,817	7,546	27,592	22,864
Consolidated EBITDA	$21,876	$17,337	$58,931	$51,472

Scheduled mortgage principal payments	$1,322	$1,200	$4,049	$3,531

Debt and Coverage Ratios
Consolidated net debt to EBITDA - annualized	5.5	7.8	6.2	7.9
Interest coverage ratio (EBITDA / interest expense)	3.2	2.2	2.7	2.1
Fixed charge coverage ratio (EBITDA / interest expense + preferred dividends + scheduled mortgage principal pmts.)	2.2	1.9	2.0	1.8

Operating Ratios
GAAP NOI	$21,915	$18,750	$62,531	$57,587
Operating margin (GAAP NOI / total rental revenue)	71.4%	70.9%	70.0%	69.6%

General & Administrative Expense as a Percentage of Total Rental Revenues Under Management (1)
Revenue from REIT owned properties	$30,711	$26,459	$89,351	$82,734
Revenue from joint venture properties	21,966	22,924	67,156	71,204
Revenue from non-REIT properties under management contract	880	900	2,531	2,706
Total rental revenues under management	$53,557	$50,283	$159,038	$156,644

General and administrative expense	$5,346	$4,512	$15,268	$13,462
General and administrative expense / total rental revenues under management	10.0%	9.0%	9.6%	8.6%

(1) General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture and managed properties that are not owned.

Ramco-Gershenson Properties Trust
Consolidated Same Properties Analysis
For the Three and Nine Months Ended September 30, 2011 and 2010
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	% Change	2011	2010	% Change

Number of Properties (1)	41	41	0.0%	40	40	0.0%

Occupancy	93.9%	92.6%	1.3%	94.1%	92.9%	1.2%

REVENUE (2)
Minimum rent	$16,699	$16,501	1.2%	$49,389	$49,130	0.5%
Percentage rent	99	137	-27.7%	208	297	-30.0%
Recovery income from tenants	6,290	5,858	7.4%	18,785	19,125	-1.8%
Other property income	159	225	-29.3%	437	448	-2.5%
	$23,247	$22,721	2.3%	$68,819	$69,000	-0.3%

EXPENSES
Real estate taxes	$3,115	$3,201	-2.7%	$10,333	$10,781	-4.2%
Recoverable operating expense	2,804	2,475	13.3%	8,049	7,709	4.4%
Other non-recoverable operating expense	463	419	10.5%	1,419	1,845	-23.1%
	$6,382	$6,095	4.7%	$19,801	$20,335	-2.6%

NET OPERATING INCOME	$16,865	$16,626	1.4%	$49,018	$48,665	0.7%

Operating Expense Recovery Ratio	106.3%	103.2%	3.1%	102.2%	103.4%	-1.2%

(1) Number of properties takes into account center combinations of Clinton Valley and Clinton Valley Mall, Fairlane Meadows and Shoppes at Fairlane Meadows, and Northwest Crossing and Northwest Crossing II.

(2) Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers held for redevelopment or held for sale.

Ramco-Gershenson Properties Trust
Summary of Expiring GLA - Consolidated and Unconsolidated Properties
As of September 30, 2011

	Anchor Tenants [1]					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf

(2)	1	20,000	0.2%	0.2%	$6.50	23	43,433	0.8%	0.9%	$15.63	24	63,433	0.4%	0.5%	$12.75
2011	3	84,143	0.9%	0.8%	7.64	44	141,395	2.4%	2.4%	12.99	47	225,538	1.5%	1.6%	10.99
2012	12	459,778	4.8%	3.6%	6.08	245	801,695	13.9%	16.8%	16.00	257	1,261,473	8.2%	10.2%	12.38
2013	26	955,290	10.0%	10.6%	8.59	250	758,359	13.1%	16.0%	16.14	276	1,713,649	11.2%	13.3%	11.93
2014	20	902,836	9.5%	7.6%	6.54	247	786,812	13.6%	15.5%	15.03	267	1,689,648	11.0%	11.5%	10.49
2015	27	1,055,498	11.1%	11.8%	8.62	159	565,996	9.8%	11.8%	15.89	186	1,621,494	10.6%	11.8%	11.16
2016	31	1,231,620	12.9%	14.1%	8.83	173	711,781	12.3%	15.9%	17.05	204	1,943,401	12.7%	15.0%	11.84
2017	21	770,307	8.1%	10.8%	10.86	51	213,467	3.7%	5.0%	17.81	72	983,774	6.4%	7.9%	12.37
2018	10	392,226	4.1%	4.8%	9.52	28	116,103	2.0%	2.8%	18.33	38	508,329	3.3%	3.8%	11.53
2019	12	602,164	6.3%	7.2%	9.22	21	94,604	1.6%	2.0%	16.37	33	696,768	4.5%	4.6%	10.19
2020	7	496,910	5.2%	3.9%	6.03	31	159,411	2.8%	3.6%	17.32	38	656,321	4.3%	3.7%	8.77
2021+	38	2,066,877	21.6%	24.6%	9.23	52	359,357	6.2%	7.3%	15.78	90	2,426,234	15.9%	16.1%	10.20
Sub-Total	208	9,037,649	94.7%	100.0%	$8.56	1,324	4,752,413	82.3%	100.0%	$16.09	1,532	13,790,062	90.0%	100.0%	$11.15

Leased [3]	2	69,155	0.7%	N/A	N/A	17	66,986	1.2%	N/A	N/A	19	136,141	0.9%	N/A	N/A

Vacant	10	440,238	4.6%	N/A	N/A	346	952,496	16.5%	N/A	N/A	356	1,392,734	9.1%	N/A	N/A

Total	220	9,547,042	100.0%	100.0%	N/A	1,687	5,771,895	100.0%	100.0%	N/A	1,907	15,318,937	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Tenants currently under month to month lease or in the process of renewal.
(3) Lease has been executed, but space has not yet been delivered.

Ramco-Gershenson Properties Trust
Top Twenty-Five Tenants (ranked by annualized base rent)
Consolidated and Unconsolidated Properties
As of September 30, 2011

Tenant Name	Credit Rating S&P/Moody's (1)	Number of Leases	Leased GLA SF	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent PSF	% of Annualized Base Rental Revenue

T.J. Maxx/Marshalls	A/A3	23	720,738	4.7%	$ 6,825,036	$ 9.47	4.4%
Home Depot	BBB+/A3	3	384,690	2.5%	3,110,250	8.09	2.0%
Dollar Tree	NR/NR	31	328,967	2.1%	2,930,415	8.91	1.9%
Publix Super Market	NR/NR	8	372,141	2.4%	2,790,512	7.50	1.8%
Kmart/Sears	B+/Ba3	6	618,341	4.0%	2,760,656	4.46	1.8%
OfficeMax	B-/B1	11	252,045	1.6%	2,710,828	10.76	1.8%
Jo-Ann Fabrics	B2/B	6	218,993	1.4%	2,542,174	11.61	1.7%
Burlington Coat Factory	NR/NR	5	360,867	2.4%	2,376,333	6.59	1.5%
PETsMART	BB/NR	7	160,428	1.0%	2,327,259	14.51	1.5%
Bed Bath & Beyond/Buy Buy Baby	BBB+/NR	6	192,753	1.3%	2,245,794	11.65	1.5%
Best Buy	BBB-/Baa2	5	176,677	1.2%	2,238,008	12.67	1.5%
Staples	BBB/Baa2	9	181,569	1.2%	2,137,340	11.77	1.4%
Michaels Stores	B-/B3	9	199,724	1.3%	2,124,876	10.64	1.4%
Gander Mountain	NR/NR	2	159,791	1.0%	1,899,745	11.89	1.2%
Office Depot	B-/B2	7	173,550	1.1%	1,836,656	10.58	1.2%
Lowe's Home Centers	A/A1	2	270,394	1.8%	1,822,956	6.74	1.2%
Meijer	NR/NR	2	397,428	2.7%	1,731,560	4.36	1.1%
Kroger	BBB/Baa2	3	201,469	1.3%	1,676,417	8.32	1.1%
Hobby Lobby	NR/NR	5	276,173	1.8%	1,640,038	5.94	1.1%
LA Fitness Sports Club	NR/NR	2	76,833	0.5%	1,581,552	20.58	1.0%
Jewel-Osco	B+/B1	3	162,982	1.1%	1,560,467	9.57	1.0%
Kohl's	BBB+/Baa1	5	276,972	1.8%	1,491,739	5.39	1.0%
The Sports Authority	B-/NR	3	126,653	0.8%	1,383,219	10.92	0.9%
Ross Stores	BBB+/NR	5	138,058	0.9%	1,339,880	9.71	0.9%
DSW	NR/NR	4	88,433	0.6%	1,338,168	15.13	0.9%

Sub-Total top 25 tenants		172	6,516,669	42.5%	$ 56,421,878	$ 8.66	36.8%

Remaining tenants		1,360	7,273,393	47.5%	97,379,584	13.39	63.2%

Sub-Total all tenants		1,532	13,790,062	90.0%	$ 153,801,462	$ 11.15	100.0%

Vacant		372	1,528,875	10.0%	N/A	N/A	N/A

Total including vacant		1,904	15,318,937	100.0%	$ 153,801,462	N/A	100.0%

(1) Source: Latest Company filings per CreditRiskMonitor.

Ramco Gershenson Properties Trust
Leasing Activity - Consolidated and Unconsolidated Portfolios
As of September 30, 2011

Total Comparable Leases (1)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3rd Quarter 2011	83	327,743	$14.25	$14.10	1.1%	4.6	$6.43
2nd Quarter 2011	79	431,718	$10.91	$11.11	-1.8%	4.5	$1.99
1st Quarter 2011	99	424,978	$13.00	$13.77	-5.6%	5.0	$5.69
4th Quarter 2010	87	246,571	$15.14	$15.62	-3.1%	4.4	$2.28
Total	348	1,431,010	$13.02	$13.36	-2.5%	4.7	$4.16

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3rd Quarter 2011	48	213,511	$13.78	$13.36	3.1%	3.4	$0.37
2nd Quarter 2011	52	290,837	$11.67	$11.48	1.7%	3.8	$0.07
1st Quarter 2011	72	312,003	$13.24	$13.07	1.3%	3.9	$0.00
4th Quarter 2010	61	173,951	$15.72	$16.02	-1.9%	4.0	$0.03
Total	233	990,302	$13.33	$13.18	1.1%	3.8	$0.11

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3rd Quarter 2011	35	114,232	$15.13	$15.48	-2.3%	6.9	$17.76
2nd Quarter 2011	27	140,881	$9.34	$10.34	-9.7%	6.0	$5.96
1st Quarter 2011	27	112,975	$12.33	$15.71	-21.5%	8.1	$21.40
4th Quarter 2010	26	72,620	$13.75	$14.66	-6.2%	5.3	$7.66
Total	115	440,708	$12.33	$13.76	-10.4%	6.7	$13.26

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3rd Quarter 2011	91	435,092	$13.22	N/A	N/A	5.6	$13.87
2nd Quarter 2011	84	495,208	$10.75	N/A	N/A	5.1	$4.58
1st Quarter 2011	106	603,983	$13.04	N/A	N/A	6.8	$15.32
4th Quarter 2010	102	348,596	$13.82	N/A	N/A	5.1	$8.71
Total	383	1,882,879	$12.62	N/A	N/A	5.8	$10.94

(1) Comparable leases represent those leases signed on spaces for which there was a former tenant.
(2) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of September 30, 2011

					Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (2)

Consolidated Core Portfolio (1)

Florida
Coral Creek Shops	Coconut Creek	100%	1992/2002/NA	33	109,312	42,112	67,200	95.5%	93.7%	$ 16.27	Publix
Naples Towne Centre	Naples	100%	1982/1996/2003	11	134,707	102,027	32,680	91.1%	91.1%	5.74	Beall's, Save-A-Lot, (Goodwill)
River City Marketplace	Jacksonville	100%	2005/2005/NA	71	551,498	323,907	227,591	98.8%	98.8%	15.78	Ashley Furniture Home Store, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters, (Lowe's), (Wal-Mart)
River Crossing Centre	New Port Richey	100%	1998/2003/NA	16	62,038	37,888	24,150	94.4%	94.4%	12.28	Publix
Rivertowne Square	Deerfield Beach	100%	1980/1998/NA	16	154,057	107,583	46,474	89.7%	89.7%	8.68	Beall's Outlet, Winn-Dixie
The Crossroads	Royal Palm Beach	100%	1988/2002/NA	32	120,092	42,112	77,980	96.1%	96.1%	14.77	Publix
Village Lakes Shopping Center	Land O' Lakes	100%	1987/1997/NA	26	186,496	109,735	76,761	68.1%	68.1%	8.44	Beall's Outlet, Sweet Bay (3)
Total / Average				205	1,318,200	765,364	552,836	91.9%	91.7%	$ 12.95

Georgia
Centre at Woodstock	Woodstock	100%	1997/2004/NA	14	86,748	51,420	35,328	81.7%	81.7%	$ 11.30	Publix
Conyers Crossing	Conyers	100%	1978/1998/NA	15	170,475	138,915	31,560	99.4%	99.4%	5.18	Burlington Coat Factory, Hobby Lobby
Holcomb Center	Roswell	100%	1986/1996/2010	23	107,053	39,668	67,385	77.0%	77.0%	11.34	Studio Movie Grill
Horizon Village	Suwanee	100%	1996/2002/NA	22	97,001	47,955	49,046	75.2%	75.2%	10.97	Movie Tavern (5)
Mays Crossing	Stockbridge	100%	1984/1997/2007	21	137,284	100,244	37,040	93.8%	93.8%	6.62	Big Lots, Dollar Tree, Value Village-Sublease of ARCA Inc.
Total / Average				95	598,561	378,202	220,359	87.6%	87.6%	$ 8.13

Illinois
Liberty Square	Wauconda	100%	1987/2010/2008	26	107,369	54,522	52,847	84.7%	84.7%	$ 12.58	Jewel-Osco
Total/Average				26	107,369	54,522	52,847	84.7%	84.7%	$ 12.58

Indiana
Merchants' Square	Carmel	100%	1970/2004/NA	45	278,875	69,504	209,371	82.5%	82.5%	$ 10.55	Cost Plus, Hobby Lobby (3), (Marsh Supermarket)
Total/Average				45	278,875	69,504	209,371	82.5%	82.5%	$ 10.55

Michigan
Beacon Square	Grand Haven	100%	2004/2004/NA	16	51,387	-	51,387	91.8%	91.8%	$ 16.78	(Home Depot)
Clinton Pointe	Clinton Township	100%	1992/2003/NA	14	135,330	65,735	69,595	96.8%	96.8%	9.85	OfficeMax, Sports Authority, (Target)
Clinton Valley	Sterling Heights	100%	1977/1996/2009	19	201,282	106,027	95,255	96.4%	96.4%	11.90	DSW Shoe Warehouse, Hobby Lobby, Office Depot
Edgewood Towne Center	Lansing	100%	1990/1996/2001	17	85,757	23,524	62,233	88.3%	88.3%	10.60	OfficeMax, (Sam's Club), (Target)
Fairlane Meadows	Dearborn	100%	1987/2003/2007	31	157,246	56,586	100,660	98.3%	98.3%	14.31	Best Buy, Citi Trends, (Burlington Coat Factory), (Target)
Fraser Shopping Center	Fraser	100%	1977/1996/NA	8	68,326	32,384	35,942	100.0%	100.0%	6.77	Oakridge Market
Gaines Marketplace	Gaines Township	100%	2004/2004/NA	15	392,169	351,981	40,188	100.0%	100.0%	4.65	Meijer, Staples, Target
Hoover Eleven	Warren	100%	1989/2003/NA	55	285,701	147,570	138,131	91.5%	78.7%	12.62	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson	100%	1967/1996/2002	61	398,526	222,192	176,334	93.3%	93.3%	9.72	Bed Bath & Beyond, Best Buy, Jackson 10 Theater, Kohl's, T.J. Maxx, Toys "R" Us, (Sears), (Target)
Jackson West	Jackson	100%	1996/1996/1999	6	210,321	175,001	35,320	97.2%	90.7%	7.17	Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood	77.9%	1988/1996//NA	18	184,152	122,887	61,265	92.2%	92.2%	6.07	Hobby Lobby-Sublease of Rubloff Development Group, OfficeMax, (Rooms Today), (BuyBuyBaby)
Lake Orion Plaza	Lake Orion	100%	1977/1996/NA	9	141,073	126,195	14,878	100.0%	100.0%	4.04	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores	100%	1996/2003/NA	20	346,854	264,089	82,765	96.9%	96.9%	8.13	Barnes & Noble, Dunham's (7), Elder-Beerman, Hobby Lobby, T.J. Maxx, Toys "R" Us, (Target)
Livonia Plaza	Livonia	100%	1988/2003/NA	20	136,422	93,380	43,042	93.4%	93.4%	10.39	Kroger, TJ Maxx
Madison Center	Madison Heights	100%	1965/1997/2000	14	227,088	167,830	59,258	83.1%	83.1%	6.14	Kmart
New Towne Plaza	Canton Township	100%	1975/1996/2005	15	192,587	145,389	47,198	99.0%	99.0%	10.41	DSW Shoe Warehouse, Jo-Ann, Kohl's
Oak Brook Square	Flint	100%	1982/1996/NA	20	152,373	79,744	72,629	96.3%	96.3%	8.80	Hobby Lobby, T.J. Maxx
Roseville Towne Center	Roseville	100%	1963/1996/2004	9	246,968	206,747	40,221	100.0%	100.0%	6.98	Marshalls, Office Depot (3), Wal-Mart
Southfield Plaza	Southfield	100%	1969/1996/2003	14	165,999	128,339	37,660	98.0%	98.0%	7.62	Big Lots, Burlington Coat Factory, Marshalls
Tel-Twelve	Southfield	100%	1968/1996/2005	21	523,411	479,869	43,542	98.9%	98.9%	10.64	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PETsMART
The Auburn Mile	Auburn Hills	100%	2000/1999/NA	7	90,553	64,315	26,238	100.0%	100.0%	10.72	Jo-Ann, Staples, (Best Buy), (Costco), (Meijer), (Target)
West Oaks I	Novi	100%	1979/1996/2004	8	243,987	213,717	30,270	100.0%	100.0%	9.60	Best Buy, DSW Shoe Warehouse, Gander Mountain, Old Navy, Home Goods & Michaels-Sublease of JLPK-Novi LLC
West Oaks II	Novi	100%	1986/1996/2000	30	167,954	90,753	77,201	97.6%	97.6%	16.51	Jo-Ann, Marshalls, (Bed Bath & Beyond), (Big Lots), (Kohl's), (Toys "R" Us), (Value City Furniture)
Total / Average				447	4,805,466	3,364,254	1,441,212	96.3%	95.2%	$ 9.20

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of September 30, 2011

Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (2)

Missouri
Heritage Place	Creve Coeur (St Louis)	100%	1989/2011/2005	38	269,254	157,946	111,308	90.9%	90.9%	$ 13.25	Dierberg's Market, Marshalls, Office Depot, T.J. Maxx
Total / Average				38	269,254	157,946	111,308	90.9%	90.9%	$ 13.25

Ohio
Crossroads Centre	Rossford	100%	2001/2001/NA	22	344,045	244,991	99,054	92.7%	92.7%	$ 9.31	Giant Eagle, Home Depot, Michaels, T.J. Maxx, (Target)
OfficeMax Center	Toledo	100%	1994/1996/NA	1	22,930	22,930	-	100.0%	100.0%	12.10	OfficeMax
Rossford Pointe	Rossford	100%	2006/2005/NA	6	47,477	41,077	6,400	100.0%	100.0%	10.18	MC Sporting Goods, PETsMART
Spring Meadows Place	Holland	100%	1987/1996/2005	28	211,817	110,691	101,126	92.1%	92.1%	11.26	Ashley Furniture, OfficeMax, PETsMART, T.J. Maxx, (Best Buy), (Big Lots), (Dick's Sporting Goods), (Guitar Center), (Kroger), (Sam's Club), (Target)
Troy Towne Center	Troy	100%	1990/1996/2003	18	144,610	86,584	58,026	97.6%	97.6%	6.15	Kohl's, (Wal-Mart)
Total / Average				75	770,879	506,273	264,606	94.1%	94.1%	$ 9.36

South Carolina
Taylors Square	Taylors	100%	1989/1997/2005	11	33,791	-	33,791	87.7%	87.7%	$ 15.18	(Wal-Mart)
Total / Average				11	33,791	-	33,791	87.7%	87.7%	$ 15.18

Tennessee
Northwest Crossing	Knoxville	100%	1989/1999/2006	12	124,453	89,846	34,607	100.0%	100.0%	$ 9.58	HH Gregg, OfficeMax, Ross Dress For Less, (Wal-Mart)
Total / Average				12	124,453	89,846	34,607	100.0%	100.0%	$ 9.58

Virginia
The Town Center at Aquia Office (6)	Stafford	100%	1989/1998/NA	13	98,133	62,184	35,949	91.8%	91.8%	$ 29.07	Northrop Grumman
The Town Center at Aquia	Stafford	100%	1989/1998/NA	3	40,518	24,000	16,518	100.0%	100.0%	10.64	Regal Cinemas
Total / Average				16	138,651	86,184	52,467	94.2%	94.2%	$ 23.36

Wisconsin
East Town Plaza	Madison	100%	1992/2000/2000	19	208,959	117,000	91,959	84.6%	76.5%	$ 8.42	Burlington Coat Factory, Jo-Ann, Marshalls, (Menards), (Shopko), (Toys "R" Us)
The Shoppes at Fox River	Waukesha	100%	2009/2010/2011	20	135,566	61,045	74,521	94.5%	94.5%	16.44	Pick N' Save, (Target)
West Allis Towne Centre	West Allis	100%	1987/1996/NA	29	326,271	179,818	146,453	91.5%	91.5%	8.40	Burlington Coat Factory, Kmart, Office Depot
Total / Average				68	670,796	357,863	312,933	89.9%	87.4%	$ 10.16

Consolidated Core Portfolio Subtotal / Average				1,038	9,116,295	5,829,958	3,286,337	93.7%	92.9%	$ 10.18

Joint Venture Core Portfolio at 100%

Florida
Cocoa Commons	Cocoa	30%	2001/2007/NA	23	90,116	51,420	38,696	78.9%	78.9%	$ 11.82	Publix
Cypress Point	Clearwater	30%	1983/2007/NA	22	167,280	103,085	64,195	93.8%	93.8%	11.74	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee	7%	2005/2005/NA	17	115,586	67,000	48,586	84.1%	84.1%	12.26	Jo-Ann, Marshalls, (Target)
Marketplace of Delray	Delray Beach	30%	1981/2005/NA	49	238,901	107,190	131,711	90.5%	90.5%	12.35	Office Depot, Ross Dress For Less, Winn-Dixie
Martin Square	Stuart	30%	1981/2005/NA	15	331,105	291,432	39,673	91.2%	91.2%	6.27	Home Depot, Sears, Staples
Mission Bay Plaza	Boca Raton	30%	1989/2004/NA	58	263,721	148,245	115,476	93.0%	92.4%	21.14	The Fresh Market, Golfsmith, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Shoppes of Lakeland	Lakeland	7%	1985/1996/NA	22	181,988	115,541	66,447	95.4%	95.4%	11.97	Ashley Furniture, Michaels, Staples, (Target)
The Plaza at Delray	Delray Beach	20%	1979/2004/NA	48	326,763	189,234	137,529	93.2%	93.2%	15.70	Books-A-Million, Marshalls, Publix, Regal Cinemas, Ross Dress For Less, Staples
Treasure Coast Commons	Jensen Beach	30%	1996/2004/NA	3	92,979	92,979	-	100.0%	100.0%	12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach	30%	1986/2005/NA	40	155,770	42,112	113,658	93.8%	93.8%	12.81	Publix
Village Plaza	Lakeland	30%	1989/2004/NA	25	146,755	64,504	82,251	72.1%	72.1%	12.85	Big Lots (5)
Vista Plaza	Jensen Beach	30%	1998/2004/NA	10	109,761	78,658	31,103	96.4%	96.4%	13.06	Bed Bath & Beyond, Michaels, Total Wine & More
West Broward Shopping Center	Plantation	30%	1965/2005/NA	19	156,073	81,638	74,435	97.0%	97.0%	10.82	Badcock, DD's Discounts, Save-A-Lot, US Postal Service
Total / Average				351	2,376,798	1,433,038	943,760	91.3%	91.2%	$ 12.85

Georgia
Collins Pointe Plaza	Cartersville	20%	1987/2006/NA	19	101,637	46,358	55,279	92.7%	92.7%	$ 8.64	Goodwill
Paulding Pavilion	Hiram	20%	1995/2006/NA	12	84,846	60,509	24,337	97.7%	97.7%	13.97	Sports Authority, Staples
Peachtree Hill	Duluth	20%	1986/2007/NA	29	150,872	104,090	46,782	91.2%	64.6%	10.46	Kroger
Total / Average				60	337,355	210,957	126,398	93.3%	81.4%	$ 10.89

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of September 30, 2011

Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (2)

Illinois
Market Plaza	Glen Ellyn	20%	1965/2007/1996	35	163,054	66,079	96,975	86.7%	86.7%	$ 14.86	Jewel Osco, Staples
Rolling Meadows Shopping Center	Rolling Meadows	20%	1956/2008/1995	18	130,436	83,230	47,206	89.7%	87.2%	10.51	Jewel Osco, Northwest Community Hospital
Total / Average				53	293,490	149,309	144,181	88.0%	86.9%	$ 12.92

Indiana
Nora Plaza	Indianapolis	7%	1958/2007/2002	25	140,038	57,713	82,325	91.7%	91.7%	$ 13.12	Marshalls, Whole Foods, (Target)
Total / Average				25	140,038	57,713	82,325	91.7%	91.7%	$ 13.12

Maryland
Crofton Centre	Crofton	20%	1974/1996/NA	20	252,491	170,804	81,687	93.7%	88.6%	$ 7.61	Basics/Metro, Gold's Gym, Kmart
Total / Average				20	252,491	170,804	81,687	93.7%	88.6%	$ 7.61

Michigan
Gratiot Crossing	Chesterfield	30%	1980/2005/NA	15	165,544	122,406	43,138	91.0%	91.0%	$ 8.67	Jo-Ann, Kmart
Hunter's Square	Farmington Hills	30%	1988/2005/NA	38	355,740	197,149	158,591	94.4%	94.4%	16.59	Bed Bath & Beyond, BuyBuyBaby (5), Loehmann's, Marshalls, T.J. Maxx
Millennium Park	Livonia	30%	2000/2005/NA	14	281,374	241,850	39,524	86.7%	85.9%	13.97	Home Depot, Marshalls, Michaels, PETsMART, (Costco), (Meijer)
Southfield Plaza Expansion	Southfield	50%	1987/1996/2003	11	19,410	-	19,410	73.2%	73.2%	14.78
The Shops at Old Orchard	West Bloomfield	30%	1972/2007/NA	22	96,994	36,044	60,950	90.8%	82.4%	18.97	Plum Market
Troy Marketplace	Troy	30%	2000/2005/NA	12	222,193	193,360	28,833	97.5%	97.5%	14.69	Famous Furniture, Golfsmith, LA Fitness, Nordstrom Rack, PETsMART, (REI)
West Acres Commons	Flint	40%	1998/2001/NA	14	95,089	59,889	35,200	88.9%	88.9%	8.13	Family Fare
Winchester Center	Rochester Hills	30%	1980/2005/NA	16	314,734	224,681	90,053	90.3%	90.3%	12.12	Dick's Sporting Goods, Linens 'N Things (4), Marshalls, Michaels, PETsMART, (Kmart)
Total / Average				142	1,551,078	1,075,379	475,699	91.4%	90.7%	$ 13.71

New Jersey
Chester Springs Shopping Center	Chester	20%	1970/1996/1999	41	223,201	108,769	114,432	89.6%	89.6%	$ 13.91	Marshalls, Shop-Rite Supermarket, Staples
Total / Average				41	223,201	108,769	114,432	89.6%	89.6%	$ 13.91

Ohio
Olentangy Plaza	Columbus	20%	1981/2007/1997	45	253,651	139,130	114,521	93.3%	93.3%	$ 10.25	Eurolife Furniture, Marshalls, Micro Center, Columbus Asia Market-Sublease of SuperValu, Tuesday Morning
Total / Average				45	253,651	139,130	114,521	93.3%	93.3%	$ 10.25

JV Core Subtotal / Average at 100%				737	5,428,102	3,345,099	2,083,003	91.4%	90.1%	$ 12.68

CORE PORTFOLIO TOTAL / AVERAGE				1,775	14,544,397	9,175,057	5,369,340	92.8%	91.9%	$ 11.10

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of September 30, 2011

Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (2)

Consolidated Portfolio Future Redevelopments (8):
Eastridge Commons	Flint	100%	1990/1996/2001	16	169,676	117,972	51,704	50.4%	50.4%	$ 8.57	Office Depot (3), T.J. Maxx, (Target)
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	30	105,873	35,768	70,105	35.1%	35.1%	9.39
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	33	280,225	199,555	80,670	51.9%	51.9%	9.67	Farmers Home Furniture, Publix
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	18	83,890	31,700	52,190	26.7%	26.7%	11.71
				97	639,664	384,995	254,669	45.4%	45.4%	$ 9.47

Joint Venture Portfolio Under Redevelopment:
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	35	134,876	25,624	109,252	99.0%	99.0%	$ 20.57	Bed Bath & Beyond, Whole Foods (9)
				35	134,876	25,624	109,252	99.0%	99.0%	$ 20.57

COMBINED PORTFOLIO TOTAL / AVERAGE (CORE AND UNDER REDEV)				1,907	15,318,937	9,585,676	5,733,261	90.9%	90.0%	$ 11.15

Footnotes

(1)  Consolidated Core Portfolio takes into account center combinations of Clinton Valley and Clinton Valley Mall, Fairlane Meadows and Shoppes at Fairlane Meadows, Northwest Crossing and Northwest Crossing II.

(2) Anchor tenants are any tenant over 19,000 square feet. Tenants in parenthesis represent non-company owned GLA.
(3) Tenant closed - lease obligated.
(4) Tenant closed in Bankruptcy, lease guaranteed by CVS.
(5) Space delivered to tenant.
(6) Represents the Office Building at The Town Center at Aquia.
(7) Dunham's is currently occupying two spaces, in transition of its relocation within the Center.
(8) Future redevelopments represent 1.8% of combined portfolio annual base rent.
(9) Current construction of new 35K sf Whole Foods replaces former 21K sf store.

Ramco-Gershenson Properties Trust
Redevelopment and Development Projects
As of September 30, 2011
(in thousands)

Redevelopment Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Pro Rata Stabilized NOI	Total Projected Cost (3)	Pro Rata Projected Cost	Pro Rata Cost to Date	Pro Rata Cost to Complete

The Shops on Lane Avenue	20%	Construct new 35K sf Whole Foods, replacing existing 21K sf	Q3 2012	8.2%	$ 533	$ 107	$ 6,530	$ 1,306	$ 254	$ 1,052
Total Redevelopment					$ 533	$ 107	$ 6,530	$ 1,306	$ 254	$ 1,052

Development Projects and Land for Sale		Project Acreage	Cost to Date 06/30/11	Additions	Dispositions	Adjustments	Impairment	Cost to Date 09/30/11

Hartland Towne Square - Hartland Twp., MI		54.1 acres	$ 31,623	$ 37	$ -	$ -	$ -	$ 31,660	(4)
The Town Center at Aquia - Stafford, VA		29.2 acres	18,710	86	-	-	-	18,796	(5)
Gateway Commons - Lakeland, FL		51.6 acres	21,568	118	-	-	-	21,686
Parkway Shops - Jacksonville, FL		47.6 acres	13,798	365	-	-	-	14,163
Other		Various parcels near existing assets	8,621	163	-	(1,473)	-	7,311
Total Land Held for Development or Sale			$ 94,320	$ 769	$ -	$ (1,473)	$ -	$ 93,616

(1) Percentage based on actual numbers before rounding.
(2) Represents incremental change in net operating income.
(3) Represents incremental costs.
(4) Consolidated in 1Q 2010 and partner's interest acquired in 1Q 2011.
(5) Does not include $21.1 million of net book value related to the phase I office building or $3.8 million of net book value related to existing income producing retail properties at Aquia.

Ramco-Gershenson Properties Trust
Acquisitions / Dispositions
As of September 30, 2011
(in thousands)

ACQUISITIONS
					Gross
Property Name	Location	GLA / Acreage	Date Acquired	Ownership %	Purchase Price	Debt

Consolidated

Heritage Place	Creve Coeur (St. Louis), MO	269,254	05/19/11	100%	$39,410	$-
	Total consolidated acquisitions				$39,410	$-

DISPOSITIONS
					Gross
Property Name	Location	GLA / Acreage	Date Sold	Ownership %	Sales Price	Debt Repaid	Gain (loss) on Sale

Consolidated

Sunshine Plaza	Tamarac, FL	237,026	07/11/11	100%	$15,000	$-	$(32)
Lantana Shopping Center	Lantana, FL	123,014	04/29/11	100%	16,942	-	6,209
	Total consolidated income producing dispositions				$31,942	$-	$6,177

Southbay Shopping Center - outparcel	Osprey, FL	1.311	06/29/11	100%	$2,625	$-	$2,240
River City Shopping Center - outparcel	Jacksonville, FL	0.95	03/02/11	100%	678	-	74
River City Shopping Center - outparcel	Jacksonville, FL	1.02	01/21/11	100%	663	-	127
	Total consolidated land / outparcel dispositions				$3,966	$-	$2,441

	Total consolidated dispositions				$35,908	$-	$8,618

Unconsolidated Joint Ventures

Shenandoah Square	Davie, FL	123,612	08/24/11	40%	$21,950	$11,519	$6,796
	Total unconsolidated joint venture's income producing dispositions				$21,950	$11,519	$6,796

Ramco-Gershenson Properties Trust
Joint Venture Combined Balance Sheets
As of September 30, 2011
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	S-12	Total
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Associates	JV's
	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI (1)	Davie, FL(2)	Southfield, MI	at 100%

ASSETS
Income producing properties, at cost:
Land	$76,891	$43,806	$2,880	$7,600	$4,019	$1,118	$-	$50	$136,364
Buildings and improvements	482,915	274,047	21,445	46,321	24,074	9,980	-	445	859,227
Less accumulated depreciation and amortization	(70,575)	(28,797)	(2,378)	(4,957)	(2,500)	(2,557)	-	(172)	(111,936)
Income producing properties, net	489,231	289,056	21,947	48,964	25,593	8,541	-	323	883,655

Construction in progress	2,222	1,595	9	2	8	-	-	-	3,836
Net real estate	$491,453	$290,651	$21,956	$48,966	$25,601	$8,541	$-	$323	$887,491

Cash and cash equivalents	6,935	2,994	244	727	194	21	951	134	12,200
Restricted cash	6,822	14,208	1	27	-	899	-	18	21,975
Accounts receivable, net	3,593	1,362	45	106	-	86	196	5	5,393
Other assets, net	16,874	6,872	1,283	763	431	121	4	102	26,450
TOTAL ASSETS	$525,677	$316,087	$23,529	$50,589	$26,226	$9,668	$1,151	$582	$953,509

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable	$210,185	$170,802	$8,313	$-	$-	$8,401	$-	$625	$398,326
Accounts payable and accrued expenses	7,830	6,484	214	715	197	1,737	387	222	17,786
Total Liabilities	218,015	177,286	8,527	715	197	10,138	387	847	416,112

ACCUMULATED EQUITY (DEFICIT)	307,662	138,801	15,002	49,874	26,029	(470)	764	(265)	537,397

TOTAL LIABILITIES AND ACCUMULATED EQUITY	$525,677	$316,087	$23,529	$50,589	$26,226	$9,668	$1,151	$582	$953,509

Total number of properties in each portfolio	17	8	2	2	1	1	-	1	32

									Investments in
									Unconsolidated
EQUITY INVESTMENTS IN UNCONSOLIDATED ENTITIES									Joint Ventures
Equity investments in unconsolidated entities	$86,156	$17,463	$2,850	$2,725	$1,702	$-	$264	$780	$111,940
Total equity investments in unconsolidated entities	$86,156	$17,463	$2,850	$2,725	$1,702	$-	$264	$780	$111,940

(1) In the first quarter 2011, the joint venture recorded a $125,000 impairment of long-lived assets, the extent of the entity's equity. Ramco suspended equity method accounting and reversed any losses previously recorded in excess of our investment. Our investment in the West Acres joint venture was zero at September 30, 2011.

(2) The joint venture owned one shopping center which was sold on August 24, 2011.

Ramco-Gershenson Properties Trust
Summary of Joint Venture Debt
As of September 30, 2011

			Ramco				Stated		Ramco
			Ownership	Mortgage	Maturity	Loan	Interest		Share of
Property Name	Location	Lender or Servicer	Interest	Balance	Date	Type	Rate		Debt

West Acres Commons	Flint, MI	Midland Loan Services	40%	$ 8,401,214	(1)	Fixed	13.1400%		$ 3,360,486
Paulding Pavilion	Hiram, GA	Fifth Third Bank	20%	8,312,495	Jun-12	Variable	1.6874%	(2)	1,662,499
West Broward Shopping Center	Plantation, FL	Berkadia Commercial Mortgage	30%	9,230,400	Oct-12	Fixed	6.6400%		2,769,120
The Shops on Lane Avenue	Upper Arlington, OH	Principal Global Investors	20%	27,600,000	Jan-13	Fixed	5.9500%	(3)	5,520,000
Olentangy Plaza	Columbus, OH	Principal Global Investors	20%	21,600,000	Jan-13	Fixed	5.8800%	(3)	4,320,000
Market Plaza	Glen Ellyn, IL	Principal Global Investors	20%	24,505,000	Jan-13	Fixed	5.8800%	(3)	4,901,000
Mission Bay Plaza	Boca Raton, FL	Wells Fargo Bank, NA	30%	43,002,288	Jul-13	Fixed	6.6400%		12,900,686
Winchester Center	Rochester Hills, MI	Wachovia	30%	26,767,430	Jul-13	Fixed	8.1056%		8,030,229
Hunter's Square	Farmington Hills, MI	Wachovia	30%	34,797,677	Aug-13	Fixed	8.1504%		10,439,303
The Plaza at Delray	Delray Beach, FL	CIGNA	20%	46,784,753	Sep-13	Fixed	6.0000%		9,356,951
Chester Springs Shopping Center	Chester, NJ	Citigroup	20%	21,947,453	Oct-13	Fixed	5.5100%		4,389,491
Village Plaza	Lakeland, FL	Citigroup	30%	9,169,449	Sep-15	Fixed	5.0050%		2,750,835
Millennium Park	Livonia, MI	Citigroup	30%	31,592,353	Oct-15	Fixed	5.0210%		9,477,706
Rolling Meadows Shopping Center	Rolling Meadows, IL	Wells Fargo Bank, NA	20%	11,911,250	Dec-15	Fixed	5.3440%		2,382,250
Southfield Plaza Expansion	Southfield, MI	GECA	50%	625,174	May-16	Fixed	5.6250%	(4)	312,587
Troy Marketplace	Troy, MI	Deutsche Banc	30%	21,840,248	Jun-16	Fixed	5.9040%		6,552,074
Gratiot Crossing	Chesterfield Twp., MI	Deutsche Banc	30%	13,463,166	Jun-16	Fixed	5.9040%		4,038,950
Crofton Centre	Crofton, MD	Citigroup	20%	17,000,000	Jan-17	Fixed	5.8490%		3,400,000
Treasure Coast Commons	Jensen Beach, FL	GE Group Life Assurance	30%	8,273,352	Jun-20	Fixed	5.5400%		2,482,006
Vista Plaza	Jensen Beach, FL	First Colony Life Insurance	30%	10,927,908	Jun-20	Fixed	5.5400%		3,278,372
Subtotal Mortgage Debt				$ 397,751,610					$ 102,324,545
Unamortized premium				574,036					147,675
Total mortgage debt (including unamortized premium)				$ 398,325,646					$ 102,472,220

(1) Interest rate increased to 13.14% on 07/01/10. The original maturity date was April 2030. Lender called the loan in February 2011. The Company is currently in negotiations with the lender.
(2) Interest rate is variable based on LIBOR plus 1.45%.
(3) Interest rate is fixed for five years and then lender has right to reset the interest rate or call the loan in 2013.
(4) Resets per formula annually each June 1.

Ramco-Gershenson Properties Trust
Joint Venture Contribution to Funds from Operations
For the Three and Nine Months Ended September 30, 2011
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	S-12	Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Associates	JV's	Pro-Rata
Three months ended September 30, 2011	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI (1)	Davie, FL (2)	Southfield, MI	at 100%	Share

Total revenue	$12,713	$6,440	$559	$1,069	$505	$229	$395	$56	$21,966	$5,603

Operating expenses	3,384	1,661	79	261	58	120	68	23	5,654	1,473

Net operating income	$9,329	$4,779	$480	$808	$447	$109	$327	$33	$16,312	$4,130

Depreciation and amortization	3,673	2,222	198	345	166	66	80	8	6,758	1,685
Interest expense	3,173	2,679	35	-	-	282	146	9	6,324	1,670
Amortization of deferred financing fees	67	70	4	-	-	-	-	-	141	35
Total other expenses	6,913	4,971	237	345	166	348	226	17	13,223	3,390

Gain on sale of real estate	-	-	-	-	-	-	6,796	-	6,796	2,718

Net income (loss)	$2,416	$(192)	$243	$463	$281	$(239)	$6,897	$16	$9,885	$3,458

Ramco ownership interest	30%	20%	20%	7%	7%	40%	40%	50%	N/A
Ramco's share of net income (loss)	$725	$(39)	$48	$32	$20	$-	$2,760	$8	N/A	$3,554

Addback: Pro rata share of depreciation expense	1,102	444	40	24	12	-	32	4	N/A	1,658
Funds from operations contributed by joint ventures	$1,827	$405	$88	$56	$32	$-	$74	$12	N/A	$2,494

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	S-12	Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Associates	JV's	Pro-Rata
Nine months ended September 30, 2011	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI (1)	Davie, FL (2)	Southfield, MI	at 100%	Share

Total revenue	$38,485	$19,609	$1,715	$3,196	$1,506	$722	$1,736	$187	$67,156	$17,217

Operating expenses	10,895	6,128	261	677	312	334	562	57	19,226	5,003

Net operating income	$27,590	$13,481	$1,454	$2,519	$1,194	$388	$1,174	$130	$47,930	$12,214

Depreciation and amortization	10,858	6,590	593	1,020	510	199	325	25	20,120	5,024
Interest expense	9,656	7,895	107	-	-	837	574	29	19,098	5,076
Amortization of deferred financing fees	221	240	13	-	-	-	-	1	475	117
Impairment provision on long-lived assets	-	-	-	-	-	125	-	-	125	-
Total other expenses	20,735	14,725	713	1,020	510	1,161	899	55	39,818	10,217

Gain on sale of real estate	-	-	-	-	-	-	6,796	-	6,796	2,718

Net income (loss)	$6,855	$(1,244)	$741	$1,499	$684	$(773)	$7,071	$75	$14,908	$4,715

Ramco ownership interest	30%	20%	20%	7%	7%	40%	40%	50%	N/A
Ramco's share of net income (loss)	$2,057	$(249)	$148	$105	$48	$213	$2,828	$37	N/A	$5,187

Addback: Pro rata share of depreciation expense	3,257	1,318	119	71	36	-	130	13	N/A	4,944
Funds from operations contributed by joint ventures	$5,314	$1,069	$267	$176	$84	$213	$240	$50	N/A	$7,413

(1) In the first quarter 2011, the joint venture recorded a $125,000 impairment of long-lived assets, the extent of the entity's equity. Ramco suspended equity method accounting and reversed any losses previously recorded in excess of our investment. Our investment in the West Acres joint venture was zero at September 30, 2011.

(2) The joint venture owned one shopping center which was sold on August 24, 2011. FFO contributed is adjusted for our proportionate share of the gain on sale ($2.7 million).

Ramco-Gershenson Properties Trust
Joint Venture Summary of Expiring GLA
As of September 30, 2011

	Anchor Tenants (1)					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf

(2)	-	-	0.0%	0.0%	$-	15	27,018	1.2%	1.3%	$16.10	15	27,018	0.5%	0.7%	$16.10
2011	1	20,000	0.6%	0.7%	10.38	21	50,801	2.3%	2.3%	15.05	22	70,801	1.3%	1.5%	13.73
2012	5	222,311	6.6%	4.3%	6.01	99	307,364	14.0%	16.4%	17.84	104	529,675	9.5%	10.5%	12.88
2013	9	376,631	11.2%	11.2%	9.34	88	257,585	11.7%	14.7%	19.04	97	634,216	11.4%	13.0%	13.28
2014	9	338,676	10.0%	8.6%	7.97	102	308,827	14.1%	15.2%	16.39	111	647,503	11.6%	12.0%	11.99
2015	13	517,523	15.4%	15.3%	9.29	68	211,781	9.7%	12.1%	19.11	81	729,304	13.1%	13.7%	12.14
2016	11	380,596	11.3%	13.0%	10.71	67	231,961	10.6%	13.5%	19.42	78	612,557	11.0%	13.2%	14.01
2017	7	192,283	5.7%	8.7%	14.15	23	91,624	4.2%	5.9%	21.42	30	283,907	5.1%	7.2%	16.50
2018	3	152,014	4.5%	3.5%	7.29	15	69,423	3.2%	3.5%	17.00	18	221,437	4.0%	3.5%	10.34
2019	5	201,705	6.0%	7.7%	11.98	12	48,893	2.2%	2.7%	18.31	17	250,598	4.5%	5.1%	13.21
2020	3	218,423	6.5%	3.1%	4.43	13	41,796	1.9%	2.9%	23.33	16	260,219	4.7%	3.0%	7.47
2021+	16	594,870	17.6%	23.9%	12.66	25	164,778	7.5%	9.5%	19.22	41	759,648	13.7%	16.6%	14.08
Sub-Total	82	3,215,032	95.4%	100.0%	$9.76	548	1,811,851	82.6%	100.0%	$18.42	630	5,026,883	90.4%	100.0%	$12.89

Leased [3]	1	38,465	1.1%	N/A	N/A	7	29,774	1.4%	N/A	N/A	8	68,239	1.2%	N/A	N/A

Vacant	4	117,226	3.5%	N/A	N/A	130	350,630	16.0%	N/A	N/A	134	467,856	8.4%	N/A	N/A

Total	87	3,370,723	100.0%	100.0%	N/A	685	2,192,255	100.0%	100.0%	N/A	772	5,562,978	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Tenants currently under month to month lease or in the process of renewal.
(3) Space has not yet been delivered.

Ramco-Gershenson Properties Trust
Joint Venture Leasing Activity
As of September 30, 2011

Total Comparable Leases (1)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3rd Quarter 2011	38	127,714	$17.53	$17.70	-1.0%	5.3	$6.91
2nd Quarter 2011	20	72,006	$14.12	$15.43	-8.5%	4.2	$7.97
1st Quarter 2011	35	150,678	$13.31	$14.51	-8.3%	5.6	$11.54
4th Quarter 2010	40	89,877	$18.63	$20.06	-7.1%	4.4	$2.34
Total	133	440,275	$15.75	$16.72	-5.8%	5.0	$7.73

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3rd Quarter 2011	23	78,803	$17.96	$17.67	1.6%	4.5	$0.76
2nd Quarter 2011	13	31,024	$19.96	$19.48	2.5%	3.4	$0.68
1st Quarter 2011	25	97,236	$14.37	$14.11	1.8%	3.3	$0.01
4th Quarter 2010	27	61,645	$19.15	$20.09	-4.7%	4.2	$0.02
Total	88	268,708	$17.16	$17.15	0.1%	3.9	$0.31

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3rd Quarter 2011	15	48,911	$16.83	$17.74	-5.1%	6.6	$16.82
2nd Quarter 2011	7	40,982	$9.69	$12.35	-21.5%	4.9	$13.50
1st Quarter 2011	10	53,442	$11.39	$15.25	-25.3%	9.8	$32.51
4th Quarter 2010	13	28,232	$17.51	$20.00	-12.4%	4.7	$7.41
Total	45	171,567	$13.54	$16.05	-15.6%	6.9	$19.37

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3rd Quarter 2011	41	151,101	$17.01	N/A	N/A	5.7	$9.52
2nd Quarter 2011	21	80,420	$14.24	N/A	N/A	4.8	$14.63
1st Quarter 2011	40	286,597	$13.74	N/A	N/A	8.4	$24.78
4th Quarter 2010	46	126,174	$17.09	N/A	N/A	5.4	$10.58
Total	148	644,292	$15.23	N/A	N/A	6.7	$17.15

(1) Comparable leases represent those leases signed on spaces for which there was a former tenant.
(2) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.